                                                                    EXHIBIT 10.1

                       DIRECTOR AND PRINCIPAL SHAREHOLDER
                                VOTING AGREEMENT

      This Director and Principal Shareholder Voting Agreement ("VOTING AGREEMENT"), dated as of April 20, 2006, is among GLACIER BANCORP, INC. ("GLACIER"), CITIZENS DEVELOPMENT COMPANY ("CDC"), and the undersigned directors and/or shareholders of CDC identified on Schedule I (a "SHAREHOLDER"). This Voting Agreement will be effective upon the signing of the Merger Agreement (defined below).

                                     RECITAL

      As an inducement for Glacier to enter into the Plan and Agreement of Merger (the "MERGER AGREEMENT") dated as of the date hereof, whereby, among other things, CDC will merge with and into a Montana corporation to be formed by Glacier (the "TRANSACTION"), each of the Shareholders, for such Shareholder and his, her or its heirs and legal representatives, hereby agrees as follows:

                                    AGREEMENT

1. VOTING AND OTHER MATTERS. Each Shareholder will vote or cause to be voted all shares of CDC's common stock that such Shareholder beneficially owns as of the date hereof or hereafter acquires (the "SHARES") in favor of approval of the Merger Agreement and the Transaction. In addition, each Shareholder will (a) recommend to the shareholders of CDC that they approve the Merger Agreement, and (b) refrain from any actions or omissions inconsistent with the foregoing, except as otherwise required by law or permitted by Section 4.1.11 of the Merger Agreement.

2. NO TRANSFER. Until the earlier of the consummation of the Transaction or the termination of the Merger Agreement, no Shareholder may sell, transfer, permit a lien or other encumbrance to be created with respect to, or grant any proxy in respect of (except for proxies solicited by CDC's Board of Directors in connection with the CDC shareholders' meeting at which the Transaction is presented for shareholder approval) any Shares, unless all other parties to any such sale or other transaction enter into an agreement in form and substance satisfactory to Glacier embodying the benefits and rights contained in this Voting Agreement. The foregoing notwithstanding, the Trust may transfer its Shares to the Foundation pursuant to the Foundation Transfer.

3. INDIVIDUAL OBLIGATIONS. The obligations of each Shareholder under this Voting Agreement are intended to be several and not joint.

4. ADDITIONAL SIGNATURES. CDC will use its reasonable best efforts to obtain, within 30 days following the date hereof, the signatures to this Voting Agreement of those persons identified on Schedule II. Upon each such person's execution of this Voting Agreement, he will be a "Shareholder" within the meaning of this Voting Agreement and subject to all of its terms and obligations.

5.    MISCELLANEOUS.

      a. Counterparts. This Voting Agreement may be executed in one or more counterparts, including facsimile counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same document.

      b. Governing Law and Enforceability. This Voting Agreement is governed by, and will be interpreted in accordance with, the laws of the State of Montana. If any court determines that the obligations set forth in this Voting Agreement are unenforceable, then the parties request such court to reform these provisions to the maximum extent that such court finds enforceable. Venue of any legal action or proceeding between the parties related to this Voting Agreement shall be in Yellowstone County, Montana, and the parties each consent to the personal jurisdiction of the courts of the State of Montana and the federal courts located in Montana. Each Shareholder agrees not to claim that Yellowstone County, Montana is an inconvenient place for trial.

      c. Remedies. Any breach of this Voting Agreement entitles Glacier to injunctive relief and/or specific performance, as well as any other legal or equitable remedies to which Glacier may be entitled.

      d. Defined Terms. Unless otherwise defined herein, capitalized terms used in this Voting Agreement have the meaning assigned to them in the Merger Agreement.

The undersigned have executed this Director and Principal Shareholder Voting as of the date first set forth above.

GLACIER BANCORP, INC.                        CITIZENS DEVELOPMENT COMPANY

By /s/ Michael J. Blodnick                   By /s/ Dean Comes
   ------------------------------------         --------------------------------
   Michael J. Blodnick                          Dean Comes
   President & Chief Executive Officer          President

                                   SCHEDULE I

CDC OUTSIDE DIRECTORS:

/s/ Greg LeGare                              /s/ Jon Sustarich
--------------------------------             -----------------------------------
Greg LeGare                                  Jon Sustarich

/s/ Greg Bormann
--------------------------------
Greg Bormann

CDC BANK PRESIDENTS:

/s/ Dean Comes                               /s/ Jason Hinch
--------------------------------             -----------------------------------
Dean Comes                                   Jason Hinch

/s/ Scott Weaver                             /s/ Robert Sizemore
--------------------------------             -----------------------------------
Scott Weaver                                 Robert Sizemore

/s/ Bob Whalen
--------------------------------
Bob Whalen

OTHER CDC SHAREHOLDERS:

WELLS FARGO BANK, NATIONAL                   THE FIRST NATIONAL BANK OF SIOUX
ASSOCIATION, AS TRUSTEE OF THE               FALLS, AS TRUSTEE OF THE
JOHN T. VUCUREVICH FOUNDATION                JOHN T. VUCUREVICH LIVING TRUST

By /s/ Gary Gunderson                       By  /s/ Shawn Bolender
   ---------------------------------            ------------------
   Gary Gunderson, Trust Officer               Shawn Bolender, Assistant Vice
                                               President and Trust Officer

                                   SCHEDULE II

_____________________________________        ___________________________________
Daran Becker                                 John Zulliger

_____________________________________        ___________________________________
Duncan Flann                                 William Curley

                                       1